                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 23, 2001

      AMERICAN EXPRESS                       AMERICAN EXPRESS RECEIVABLES
       CENTURION BANK                          FINANCING CORPORATION II

      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  American Express Credit Account Master Trust

      Utah            11-2869526        333-91473          Delaware         13-3854638       333-91473
(State or Other    (I.R.S. Employer    (Commission     (State or Other   (I.R.S. Employer   (Commission
Jurisdiction of     Identification     File Number)    Jurisdiction of    Identification    File Number)
Incorporation or        Number)                        Incorporation or       Number)
 Organization)                                          Organization)

         6985 Union Park Center                         World Financial Center
           Midvale, Utah 84047                             200 Vesey Street
              (801) 565-5000                           New York, New York 10285
                                                           (212) 640-2000

               (Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant's Principal Executive Offices)

             N/A                                         N/A
(Former Name or Former Address,            (Former Name or Former Address,
if Changed Since Last Report)               if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On March 23, 2001, American Express Credit Account Master Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, with its Series 2001-2 Supplement, dated as of March 23, 2001.

                  On March 23, 2001, American Express Credit Account Master Trust issued its $216,250,000 Class A 5.53% Asset Backed Certificates, Series 2001-2 and $15,000,000 Class B 5.83% Asset Backed Certificates, Series 2001-2 (the "Series 2001-2 Certificates"). The Series Supplement is attached hereto as
                  Exhibit 5.1.

Item 6.           Not Applicable.

Item 7.           Exhibits.

The following are filed as Exhibits to this Report under Exhibit 5.

         Exhibit 5.1 Series 2001-2 Supplement, dated as of March 23, 2001, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996.

Item 8.           Not Applicable.

Item 9.           Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                American Express Centurion Bank,

                                on behalf of the American Express
                                Credit Account Master Trust

                                   By:  /s/ Maureen A. Ryan
                                       --------------------------------------
                                   Name:     Maureen A. Ryan
                                   Title:    Assistant Treasurer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                  American Express Receivables Financing
                                    Corporation II

                                  on behalf of the American Express Credit
                                  Account Master Trust


                                          By: /s/ Leslie R. Scharfstein
                                              ---------------------------------
                                          Name:     Leslie R. Scharfstein
                                          Title:    President

                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------

Exhibit 5.1 Series 2001-2 Supplement, dated as of March 23, 2001, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996.